INVESTOR PRESENTATION

May 2015

YOUR SUCCESS COMES FIRST

First Business

Forward-Looking Statement

When used in this presentation, and in any other oral statements made with the approval of an authorized executive officer, the words or phrases "may," "could," "should," "hope," "might," "believe," "expect," "plan," "assume," "intend," "estimate," "anticipate," "project," "likely," or similar expressions are intended to identify "forward-looking statements" within the meaning of such term in the Private Securities Litigation Reform Act of 1995. Such statements are subject to risks and uncertainties, including, without limitation, changes in economic conditions in the market area of FBIZ, changes in policies by regulatory agencies, fluctuation in interest rates, demand for loans in the market area of FBIZ, borrowers defaulting in the repayment of loans, competition and certain matters relating to our acquisition of Aslin Group, Inc. These risks could cause actual results to differ materially from what FBIZ has anticipated or projected. These risk factors and uncertainties should be carefully considered by potential investors. See, Item 1A "RISK FACTORS" in our Annual Report on Form 10-K for the year ended December 31, 2014, as well as elsewhere in our other documents filed with the Securities and Exchange Commission, for discussion relating to risk factors impacting FBIZ. Investors should not place undue reliance on any such forward-looking statement, which speaks only as of the date on which it was made. The factors described within the filings could affect our financial performance and could cause actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods. Where any such forward-looking statement includes a statement of the assumptions or bases underlying such forward-looking statement, FBIZ cautions that, while its management believes such assumptions or bases are reasonable and are made in good faith, assumed facts or bases can vary from actual results, and the differences between assumed facts or bases and actual results can be material, depending on the circumstances. Where, in any forward-looking statement, an expectation or belief is expressed as to future results, such expectation or belief is expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the statement of expectation or belief will be achieved or accomplished. FBIZ does not intend to, and specifically disclaims any obligation to, update any forward-looking statements.

Table of Contents

COMPANY OVERVIEW

Company Profile



First Business Bank Center

Headquarters:

Madison, WI

Mission:

Build long-term shareholder value as an entrepreneurial financial services provider to businesses, executives and high net worth individuals

FBIZ BANKING[2]

$1.7 Billion

IN TOTAL ASSETS

FBIZ TRUST

$1.0 Billion

IN ASSETS UNDER MANAGEMENT & ADMINISTRATION

- Experienced leadership
- Entrepreneurial management style
- Insider ownership of 9%[(1)]
- Business-focused model
- Client relationship focus with high touch service
- Niche acquisitions complement core strategic focus on organic growth

1. Data as of March 18, 2015. Insider ownership consists of shares owned by directors and executive officers.
2. Consists of all on-balance sheet assets for consolidated First Business Financial Services, Inc.

Evolution of Success

Aligned with Financial Needs of Our Niche Client Base



OPERATING ENTITIES
First Business Bank
First Business Capital Corp.
First Business Equipment Finance, LLC
First Business Bank - Milwaukee
First Business Trust & Investments
First Business Bank Northeast Region[1]
First Business Factors
First Business Bank - Milwaukee Kenosha Region
Alterra Bank
1990
1991 - 1994
1995
1996 - 1997
1998
1999
2000
2001
2002 - 2005
2006
2007 - 2011
2012
2013
2014
2015
Commercial Banking
Asset-Based Lending
Equipment Financing
Trust and Investments
Factoring
SBA Lending
BUSINESS LINES

Source: FBIZ Management

1. Represents Appleton, Oshkosh and Green Bay, Wisconsin.

Geographic Footprint



Minneapolis, MN
Madison, WI
Chicago, IL
St. Louis, MO
Kansas City, KS
Denver, CO
Appleton, WI
Milwaukee, WI
Kenosha, WI
Detroit, MI
Hockessin, DE
Charlotte, NC
Atlanta, GA
San Antonio, TX
Banking Office
Asset-Based Lending Business Development Office
Equipment Finance Business Development Office
Factoring Office

Source: FBIZ Management

Proven Leadership Team

- Experienced leadership team trained at much larger institutions and significant time with FBIZ

	Title	25+ years of banking experience	7+ years with FBIZ	Experience at large, complex institutions	Held leadership positions prior to joining FBIZ
Corey Chambas	President & CEO - FBFS	X	X	X	X
Jim Ropella	CFO - FBFS	X	X	X	X
Michael Losenegger	Chief Credit Officer - FBFS	X	X	X	X
Barbara Conley	General Counsel and Corporate Secretary	X	X	X	X
Jodi Chandler	SVP-HR & Administration - FBFS	X	X		
Mark Meloy	President & CEO - First Business Bank	X	X	X	X
Pam Berneking	President & CEO - Alterra Bank	X		X	X
Dave Vetta	President & CEO - First Business Bank - Milwaukee	X	X	X	X
Mickey Noone	President - First Business Bank - Northeast Region		X		X
Joan Burke	President - First Business Trust & Investments	X	X	X	X
Chuck Batson	President & CEO - First Business Capital Corp.	X	X	X	X
Dan Ovokaitys	Chief Information Officer - FBFS			X	

Source: SEC filings and FBIZ management.

Pillars of Success
Foundation for the Future


SHAREHOLDER VALUE
STRONG RECORD OF EXECUTION
COMPETITIVE ADVANTAGE
STRATEGIC OBJECTIVES

Pillars of Success
Foundation for the Future



SHAREHOLDER VALUE
STRONG RECORD OF EXECUTION
COMPETITIVE ADVANTAGE
STRATEGIC OBJECTIVES

Strong Record of Execution
Key Objectives

- DRIVE TOP LINE REVENUE GROWTH
- INCREASE FEE INCOME
- STRENGTHEN IN-MARKET DEPOSIT MIX
- STRONG PROFITABILITY

DELIVER
- +1% ROA
- +12% ROE
- ABOVE MARKET GROWTH

Organic Growth Drives Top Line Revenue[1]

Complemented by Niche Acquisitions



10% CAGR
$34M
$56M
2009
2014



$20.0
$19.0
$18.0
$17.0
$16.0
$15.0
$14.0
$13.0
$12.0
Millions
1Q14
2Q14
3Q14
4Q14
1Q15

Source: SEC Filings and FBIZ Management.

1. Top line revenue growth calculated as net interest income + total non-interest income (including realized gains on securities).
2. Increase in 4Q14 and 1Q15 is primarily due to the acquisition of Alterra Bank on November 1, 2014.

Increase Fee Income
Sources of Fee Income Expand



Total Fee Income
9% CAGR
$6M
$10M
2009
2014



Millions
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
25%
20%
15%
10%
5%
1Q14
2Q14
3Q14
4Q14
1Q15
Gain on Sale of Loans
Other
Loan Fees
Service Charges on Deposits
Trust Revenue
20% Goal
% of Total Revenue

Source: SEC Filings and FBIZ Management.

1. Increase in 4Q14 and 1Q15 is primarily due to the acquisition of Alterra Bank on November 1, 2014.

Strengthen In-market Deposit Mix

Focus on Transaction Accounts to Reduce Cost of Funds



15% CAGR
$153M
$308M
2009
2014
Transaction Accounts



$1,500
$1,200
$900
$600
$300
$0
Millions
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
1Q14
2Q14
3Q14
4Q14
1Q15
Non-Transaction Accounts
NIB Transaction Accounts
IB Transaction Accounts
Cost of Total Deposits

Source: SEC filings. Deposit mix represents period-end data. "Cost of Total Deposits" (CODs) is a non-GAAP measure. See Appendix for non-GAAP reconciliation schedules.

1. Non-transaction accounts include brokered deposits, deposits gathered through internet listing services, in-market CDs and money market accounts.
2. Transaction accounts include interest-bearing DDA, non-interest-bearing DDA and NOW accounts.

Strong Profitability

Efficient Operating Model Drives Bottom Line



Non-GAAP Pre-Tax Adjusted Earnings
17% CAGR
$10.4M
$22.5M
2009
2014



Diluted EPS
54% CAGR
$0.41
$3.51
2009
2014



Return on Assets
1.10%
1.00%
0.90%
0.80%
0.70%
Return on Equity
14.00%
13.00%
12.00%
11.00%
10.00%
1Q14
2Q14
3Q14
4Q14
1Q15
ROA
ROE
ROA Goal
ROE Goal

Source: SEC Filings and FBIZ Management.

1. "Non-GAAP pre-tax adjusted earnings" is a non-GAAP measure. See Appendix for non-GAAP reconciliation schedules.

Pillars of Success
Foundation for the Future


SHAREHOLDER VALUE
STRONG RECORD OF EXECUTION
COMPETITIVE ADVANTAGE
STRATEGIC OBJECTIVES

Competitive Advantage
Key Themes

- EFFICIENT OPERATING MODEL
- EFFICIENT FUNDING STRATEGY
- SUPERIOR CREDIT QUALITY
- CLIENT-CENTRIC FOCUS WITH HIGH TOUCH SERVICE

SUCCESSFUL NICHE COMMUNITY BUSINESS BANK

Efficient Operating Model

HIGH EFFICIENCY "BUSINESS BANK" OPERATING MODEL

- Limited branch network
- Invest in technology
- Products tailored to serve businesses and their owners

FBIZ	WI BHCs
60% EFFICIENCY RATIO	71% EFFICIENCY RATIO



Total Loans Outstanding per FTE
Thousands
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
1Q14
2Q14
3Q14
4Q14
FBIZ
WI BHCs



Deposits Per Location
Millions
$700
$600
$500
$400
$300
$200
$100
$0
2009
2010
2011
2012
2013
2014
FBIZ
WI-Based Depositories

Source: SNL Financial. WI BHCs group comprised of all WI BHCs, excluding FBIZ, reporting consolidated regulatory financial data. "Efficiency Ratio" is a non-GAAP measure. Efficiency ratio for the year ended 12/31/14. See the Appendix for non-GAAP reconciliations. "WI-Based Depositories" equals all WI-based FDIC-insured institutions that are required to complete the annual FDIC Summary of Deposits (SOD) survey.

Efficient Funding Strategy
Mitigates Interest Rate Risk

- Continue to leverage commercial relationships to attract in-market deposits, specifically transaction accounts
- Maintain wholesale deposits within Board-monitored limits
  - Match-funding fixed-rate term loans with wholesale deposits locks in interest rate spread
  - Long-term wholesale deposits more reasonably priced than some in-market CD rates
  - Very limited depositor put rights
  - As of 3/31/15, contingent funding plan utilizing on-balance-sheet liquidity could replace more than two years of wholesale deposit maturities, if necessary



100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
35.7%
37.5%
32.3%
29.7%
29.0%
64.3%
62.5%
67.7%
70.3%
71.0%
1Q14
2Q14
3Q14
4Q14
1Q15
In-Market Deposits
Wholesale Deposits

Source: SEC filings. Represents period-end data.

Superior Credit Quality Safeguards Shareholder Investment



Cumulative Net Charge-Offs as a % of 12/31/07 Loans and Leases
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
0.30%
1.06%
1.68%
2.50%
2.88%
2.95%
3.05%
3.09%
2008
2009
2010
2011
2012
2013
2014
2015
FBIZ
All BHCs
WI-Based BHCs

Source: SNL Financial and SEC Filings.

1. "Cumulative Net Charge-off Percentage" is a non-GAAP measure. See Appendix for non-GAAP reconciliation schedules. All BHCs group comprised of all BHCs, excluding FBIZ, reporting consolidated regulatory financial data as of 12/31/14. All BHC and WI BHC data, excluding FBIZ, includes currently operating institutions and excludes institutions not reporting total loans as of 12/31/07. 2015 period for FBIZ is through 3/31/15.

Client-centric Focus with High Touch Service

FIRST BUSINESS SEMINARS & EVENTS

FIRST BUSINESS PRESENTS
MANUFACTURING FIRST
EXPO & CONFERENCE

Enterprising NONPROFITS

Family Business First Awards
OF NORTHEAST WISCONSIN

INDUSTRY PRACTICE GROUPS



MANUFACTURING



EMERGING TECHNOLOGY



COMMERCIAL REAL ESTATE



CORPORATE FINANCE



NOT FOR PROFIT



FOOD AND BEVERAGE

Pillars of Success
Foundation for the Future



SHAREHOLDER VALUE
STRONG RECORD OF EXECUTION
COMPETITIVE ADVANTAGE
STRATEGIC OBJECTIVES

Strategic Objectives

- THE BEST TEAM WINS
- OPPORTUNISTICALLY INVEST TO SUPPORT ORGANIC GROWTH
- COMPLEMENT ORGANIC GROWTH WITH NICHE ACQUISITIONS
- INCREASE FEE INCOME GENERATING SERVICES

→ **LONG-TERM FUTURE SUCCESS**

The Best Team Wins

Engaged Employees = Happy Clients

HIRING PROCESS

MENTOR PROGRAM

EMPLOYEE OUTINGS

PEOPLE AND CULTURE

COMMUNITY INVLOVEMENT

SURVEYS AND FEEDBACK

EMPLOYEE REFERRAL PROGRAM


ENGAGED
EMPLOYEES



CLIENT

SATISFACTION

95%[1]

1. 2014 client satisfaction survey results compiled by Moses Altsech, Ph.D. - Executive Training & Consulting

Opportunistically Invest to Support Organic Growth

- HIRED CIO TO CHAMPION INVESTMENTS IN TECHNOLOGY FOR OPERATING AND SALES EFFICIENCY
- CONVERSION TO SALESFORCE IN 2015
- DATA WAREHOUSE/BUSINESS INELLIGENCE IMPLEMENTATION IN 2015
- HIRED VP OF TALENT DEVELOPMENT
- OPPORTUNISTICALLY ADD NEW LOCAL BDOs AND EVALUATE ADDITIONAL LIFT OUTS
- KEY OPERATIONAL HIRES TO ALIGN SUPPORT WITH PRODUCTION HIRES

FOUNDATION FOR SCALABLE FRANCHISE

Complement Organic Growth with Niche Acquisitions

- ORGANIC GROWTH REMAINS THE FOUNDATION FOR THE FUTURE
- HOWEVER, OUR SUCCESS CREATES OPPORTUNITIES FOR ACQUISITIONS
  - ➞ SPECIALITY FINANCE
  - ➞ REGISTERED INVESTMENT ADVISORY FIRMS
  - ➞ BUSINESS-FOCUSED COMMUNITY BANKS






Business Center



Expand Efforts to Increase Fee Income Generating Services

- SBA LENDING
- PRIVATE WEALTH MANAGEMENT
- EXPAND EXISTING TRUST SERVICES
- EXPAND EXISTING TREASURY MANAGEMENT SERVICES

>20% OF TOTAL REVENUE

INVESTMENT CONSIDERATIONS

Investment Highlights

- Historically strong ROA and ROE
- Historic organic growth success complemented by niche acquisition opportunities drives above market growth
- Profitable and grew TBV/share through the Great Recession
- Strong asset quality with low historical charge-off levels
- Focus on enhancing mix of in-market core funding base
- Experienced management team trained at larger institutions
- Undervalued growth opportunity
- 54% EPS CAGR 2009-2014
- Positioned well for continued growth with recent acquisition and investments in key talent in support of strategic initiatives
- Significant in-market deposit growth opportunity
- P/E multiple at a discount to high performing peer group
- Competitive dividend yield

Significant Deposit Growth Opportunity

Dane County, WI
(Largest 3 banks 40%)


Other
53%
US Bank
12%
BMO Harris
Bank 20%
Associated Bank: 8%
FBIZ: 7%

$12.7 Billion
Total Market Deposits

Waukesha County, WI
(Largest 3 banks 33%)


Other
65%
US Bank
8%
BMO Harris
Bank 16%
Chase 9%
FBIZ: 2%

$10.5 Billion
Total Market Deposits

Fox Valley, WI[1]
(Largest 3 banks 48%)


Other
51%
Associated
Bank
24%
BMO Harris
Bank 16%
Chase 8%
FBIZ: 1%

$11.0 Billion
Total Market Deposits

Alterra Bank Market[2]
(Largest 3 banks 40%)


Other
60%
UMB
17%
Commerce
Bank 14%
Bank of
America
9%
FBIZ: 0.42%

$46.6 Billion
Total Market Deposits

Source: SNL Financial and FBIZ management. Data as of June 30, 2014.

1. Fox Valley represents deposits gathered in Brown, Outagamie and Winnebago WI counties but insured under the state charters of First Business Bank and First Business Bank-Milwaukee.
2. Alterra Bank market represents deposits gathered in Kansas City MSA.

FBIZ Valuation



P/E Trend Since 2012 Common Stock Offering (December 3, 2012 - March 31, 2015)
25x
20x
15x
10x
5x
0x
18x
15x
12x
Dec-12
Mar-13
Jun-13
Sep-13
Dec-13
Mar-14
Jun-14
Sep-14
Dec-14
Mar-15
FBIZ-US
SNL Micro Cap U.S. Bank
SNL Small Cap U.S. Bank

Source: SNL Financial

APPENDIX
SUPPLEMENTAL DATA &
NON-GAAP RECONCILIATIONS

Non-GAAP Pre-Tax Adjusted Earnings

Non-GAAP Pre-Tax Adjusted Earnings

- Non-GAAP pre-tax adjusted earnings is comprised of our pre-tax income adding back (1) our provision for loan and leases losses, (2) other identifiable costs of credit and (3) other discrete items that are unrelated to our primary business activities. Even though the provision for loan and lease losses and other identifiable costs of credit are regular and normal expenses for our industry, we believe the presentation of non-GAAP pre-tax adjusted earnings allows our management team, investors and analysts to better assess the growth of our business by removing the volatility that is associated with these items and other discrete items. Non-GAAP pre-tax adjusted earnings is a non-GAAP financial measure that does not represent and should not be considered as an alternative to net income derived in accordance with GAAP. The information provided below reconciles pre-tax adjusted earnings to its most comparable GAAP measure.

(dollars in thousands)	For the Year Ended December 31,		For the Three Months Ended				
	2009	2014	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015
Earnings before Tax	$ 1,758	$ 21,222	$ 5,090	$ 5,499	$ 5,436	$ 5,197	$ 6,362
Provision for loan and lease losses	8,225	1,236	180	(91)	(89)	1,236	684
Net loss (gain) on foreclosed properties	691	(10)	—	4	(9)	(5)	(16)
Amortization of other intangible assets	22	12	—	—	—	12	18
Gain on sale of securities	(322)		—	—	—	—	—
Non-GAAP pre-tax adjusted earnings	$ 10,374	$ 22,460	$ 5,270	$ 5,412	$ 5,338	$ 6,440	$ 7,048

Source: SEC filings and FBIZ Management.

Efficiency Ratio

Efficiency Ratio

- "Efficiency ratio" is a non-GAAP measure representing non-interest expense excluding the effects of losses or gains on foreclosed properties, other discrete items unrelated to our primary business activities and amortization of other intangible assets, if any, divided by top line revenue. We believe the efficiency ratio allows investors and analysts to better assess the Company's operating expenses in relation to its top line revenue by removing the volatility that is associated with certain one-time and other discrete items. The information provided below reconciles the efficiency ratio to its most comparable GAAP measure.

(dollars in thousands)	For the Year Ended	For the Three Months Ended				
	2014	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015
Non-interest expense	$ 33,775	$ 7,852	$ 7,749	$ 8,047	$ 10,127	11,732
(Loss) gain on foreclosed properties	10	—	(4)	9	5	16
Amortization of other intangible	(12)	—	—	—	(12)	(18)
Total operating expense	$ 33,773	$ 7,852	$ 7,745	$ 8,056	$ 10,120	$ 11,730
Net interest income	46,130	$ 10,801	$ 10,799	$ 10,935	$ 13,595	$ 14,930
Non-interest income	10,103	2,321	2,358	2,459	2,965	3,848
Top line revenue	$ 56,233	$ 13,122	$ 13,157	$ 13,394	$ 16,560	$ 18,778
Efficiency ratio	60.06%	59.84%	58.87%	60.15%	61.11%	62.47%

Source: SEC filings and FBIZ Management.

Deposit Cost

Cost of Total Deposits

- "Cost of Total Deposits" is defined as total interest expense on deposits divided by average total deposits. We believe that this measure is important to many investors in the marketplace who are interested in the trends in our deposit funding costs.

(dollars in thousands)	For the Three Months Ended				
	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015
Interest expense on total interest-bearing deposits	$ 2,169	$ 2,337	$ 2,405	$ 2,559	$ 2,569
Average interest-bearing deposits	$ 979,330	999,290	1,035,877	1,196,574	1,281,748
Average non-interest-bearing deposits [1]	143,953	134,892	148,017	191,438	200,274
Denominator	$ 1,123,283	$ 1,134,182	$ 1,183,894	$ 1,388,012	$ 1,482,022
Cost of total deposits	0.77%	0.82%	0.81%	0.74%	0.69%

Source: SEC filings and FBIZ Management.

Cumulative Net Charge-off Percentage

Cumulative Net Charge-Offs to 12/31/07 Loans and Leases

- ''Cumulative Net Charge-off Percentage'' is defined as aggregate net charge-offs from 1/1/2008 through 3/31/15 divided by total loans and leases as of 12/31/07. We believe that this measure is important to many investors in the marketplace who are interested in a measure of how our strong underwriting capabilities resulted in lower than peer charge-off levels through the period of economic difficulties experienced by the banking industry.

(dollars in thousands)	For the Year Ended December 31,							For the Quarter Ended
	2008	2009	2010	2011	2012	2013	2014	March 31, 2015
Charge-offs	$ 2,396	$ 6,102	$ 5,210	$ 7,230	$ 3,479	$ 914	1,233	$ 324
Recoveries	(89)	(155)	(313)	(864)	(481)	(374)	(425)	(5)
Net charge-offs	2,307	5,947	4,897	6,366	2,998	540	808	319
Cumulative net charge-offs	$ 2,307	$ 8,254	$ 13,151	$ 19,517	$ 22,515	$ 23,055	$ 23,863	$ 24,182
12/31/07 total loans and leases	781,487	781,487	781,487	781,487	781,487	781,487	781,487	781,487
Cumulative net charge-off percentage	0.30%	1.06%	1.68%	2.50%	2.88%	2.95%	3.05%	3.09%

Source: SEC filings and FBIZ Management.

Loan and Lease Composition

($000)		Mar 31, 2015	% of Total		Dec 31, 2014	% Inc (Dec)
Commercial and Industrial	$	426,413	34%	$	416,654	2.3 %
Commercial Real Estate - Owner Occupied		163,982	13%		163,884	0.1 %
Commercial Real Estate - Non-Owner Occupied		404,931	31%		417,962	(3.1)%
Construction and Land Development		121,211	9%		121,160	— %
Multi-family		84,163	6%		72,578	16.0 %
1-4 Family		40,159	3%		36,182	11.0 %
Direct Financing Leases		31,644	2%		34,165	(7.4)%
All Other Loans		25,564	2%		19,207	33.1 %
Total Loans and Leases		1,298,067	100%		1,281,792	1.3 %
Deferred Loan Fees		1,131			1,025	
Total Gross Loans and Leases	$	1,296,936		$	1,280,767	

As of March 31, 2015



Commercial and Industrial
Commercial Real Estate - Owner Occupied
Commercial Real Estate - Non-Owner Occupied
All Other Loans
Direct Financing Leases
1-4 Family
Multi-family
Construction and Land Development

Source: SEC filings.

YOUR SUCCESS COMES FIRST

First Business